UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

EXPRESSJET HOLDINGS, INC. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-31300 (Commission File Number)	76-0517977 (IRS Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

713-324-2639 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01	Regulation FD Disclosure

March 17, 2005, Continental Airlines, Inc. filed a report on Form 8-K presenting information relating to its financial outlook for 2005.  The report included information regarding estimates for available seat miles (ASMs) for its Continental Express operations.  Continental Express is operated by ExpressJet Airlines, Inc., which provides Continental Airlines with all of its regional jet airline capacity at its hub airports in New York/Newark, Houston and Cleveland and additional non-hub service.  ExpressJet Airlines is owned by ExpressJet Holdings, Inc.

Continental Airlines estimates Continental Express’s year-over-year ASM growth as follows:  14.0% for the first quarter of 2005, and 13.5% for the full year 2005.  We expect Continental Express’s ASMs to grow between 13 - 15% for the first quarter of 2005 and 11 - 13% for the full year 2005.

We are providing the following guidance for block hour growth and departures for 2005.  We expect block hours to grow 12 - 14% year-over-year for the first quarter of 2005 and 10 - 12% year-over-year for the full year 2005.  We also are estimating approximately 104,500 departures for the first quarter of 2005.

The statements in this document that refer to plans and expectations for the first quarter and the year are forward-looking statements that involve a number of risks and uncertainties.  Many factors could affect ExpressJet’s actual results, and variances from ExpressJet’s current expectations regarding such factors could cause actual results to differ materially from those expressed in these forward-looking statements.  Some of the known risks that could significantly impact our revenues, operating results and capacity include, but are not limited to:  our dependence on our capacity purchase agreement with Continental; our dependence on Continental's financial and operational stability; our aircraft and facility leases with Continental; our ability to implement our growth strategy; certain tax matters; deliveries of additional aircraft; flight disruptions as a result of operational matters; regulatory developments and costs, including the costs and other effects of enhanced security measures and other possible regulatory requirements; and competition and industry conditions.  Additional information concerning risk factors that could affect the company’s actual results are described in its filings with the Securities and Exchange Commission, including its 2004 annual report on Form 10-K.  The events described in the forward-looking statements might not occur or might occur to a materially different extent than described herein.  The company undertakes no duty to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: March 17, 2005	/s/ Phung Ngo-Burns
Phung Ngo-Burns Staff Vice President and Controller